Targeting Peripheral Kappa Opioid Receptors For Pruritus and Pain July 2018 Exhibit 99.2

Forward Looking Statements This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by the words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “objective,” “ongoing,” “plan,” “propose,” “potential,” “projected”, or “up-coming” and/or the negative of these terms, or other comparable terminology intended to identify statements about the future. Examples of these forward-looking statements in this presentation include, among other things, statements concerning plans, strategies and expectations for the future, including statements regarding the expected timing of our planned clinical trials; the potential results of ongoing and planned clinical trials; future regulatory and development milestones for the product candidates of Cara Therapeutics, Inc. (the “Company”); the size of the potential markets that are potentially addressable for the Company’s product candidates, including the postoperative and chronic pain markets, and the pruritus market; the potential commercialization of Korsuva™ in the licensed territories; the potential benefits of license agreements entered by the Company, including the potential milestone and royalty payments payable to the Company. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that these statements are based on a combination of facts and factors currently known by us and our expectations of the future, about which we cannot be certain. Factors that may cause actual results to differ materially from any future results expressed or implied by any forward-looking statements include the risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, as well as those set forth from time to time in the Company’s other SEC filings, available at http://www.sec.gov. Any forward-looking statements speak only as of the date of this presentation. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise except as required by law.

Developing First-in-Class Kappa Receptor Agonists Novel, first-in-class “kappa” receptor agonist: CR845 Designed to function without traditional opioid side effects (“mu” agonist effects) Peripherally acting – unique pharmacology; designed to limit CNS liability MOA: designed to be anti-nociceptive1/anti-inflammatory & anti-pruritic IV and oral formulations for targeted indications COM IP protection through at least 2027 Breakthrough Designation for IV CR845 for Chronic Kidney Disease (Hemodialysis)-associated Pruritus, CKD-HD-aP Intend to commercialize in US in multiple indications Established regional partnerships Vifor/Fresenius - VFMCRP (EU and select territories) Maruishi Pharmaceuticals (Japan) Chong Kun Dang Pharma (South Korea) 1. Blocking the detection of pain or injurious stimulus by sensory neurons

Human Opioid Receptor Binding (nM) Drug Kappa Mu Delta CR845 0.16 >10,000 >10,000 Morphine 50 1 140 Fentanyl 85 1 153 CR845: A Peripherally-Acting Kappa Receptor Agonist Hydrophilic, tetra-peptidic scaffold Peripherally restricted High therapeutic index ≥30,000-fold selectivity for κ-receptors compared with μ- or δ- receptor

k k k k Pruritus And Pain – Common Pathway Source: Paus et al.,J Clin Inv, 2006

Development Pipeline – July 2018 Program Indication Preclinical Phase 1 Phase 2 Phase 3 Commercial Rights (ex-Japan and S. Korea)* KORSUVA™ Injection Pruritus CKD-HD** US- Cara EU/Other- VFMCR# Oral KORSUVA™ Pruritus CKD-HD Cara Oral KORSUVA™ Pruritus CKD (III-V) Cara Oral KORSUVA™ Pruritus CLD Cara IV CR845 Post-op Pain Cara Oral CR845 Chronic Pain (OA) Cara CKD-HD: Chronic Kidney Disease- Hemodialysis; OA: Osteoarthritis; CLD: Chronic Liver Disease The FDA has conditionally accepted KORSUVA™ as the trade name for CR845 / difelikefalin for pruritic indications. CR845 / difelikefalin is an investigational drug product, and its safety and efficacy have not been fully evaluated by any regulatory authority. * Commercialization rights to CR845 in all indications - Japan: Maruishi Pharma; South Korea: CKD Pharma ** Breakthrough Designation for IV CR845 for Pruritus CKD-HD # VFMCRP and Cara have rights to promote in Fresenius Medical Care dialysis clinics in the US under a profit share agreement Stage of Development Ph 2b completed Ph 1 completed

KORSUVA™ Injection for Dialysis Patients Proposed Indication: CKD-aP in dialysis patients Breakthrough Therapy Designation Commercialization partnership with VFMCRP in EU / other territories Next milestone: expected data in 2019 from US Ph 3 trial Program Indication Preclinical Phase 1 Phase 2 Phase 3 Approved KORSUVA™ Injection Pruritus CKD-HD Stage of Development

CKD-Associated Pruritus (CKD-aP) Serious itching condition directly related to kidney disease ~60% of hemodialysis (HD) patients Itching severity associated with worsening Quality of Life (QoL) (social, emotional and physical) Sleep disturbance, depressed mood, increased mortality risk Currently, no FDA approved medications and no standard of care Source: Mettang et al. Kidney Int. (2015) Most common on back, abdomen & arms Typically bilateral Excoriations in severe cases

Opportunity for KORSUVA™ Injection in CKD-Associated Pruritus in Dialysis Patients: US Dialysis / End Stage Renal Disease (ESRD) 456K patients on dialysis in US1 Approx. 60% of patients with pruritus2,3 Significant patient population and no FDA approved therapies, especially for moderate-to-severe pruritus – large unmet medical need KORSUVA™ granted Breakthrough Therapy Designation In July 2018, CMS proposed making all new injectable or IV renal dialysis drugs eligible for reimbursement at ASP for 2 years under expanded Transitional Drug Add-on Payment Adjustment4 1. ESRD Patients in 2013 - A Global Perspective. Fresenius Medical Care. 2014. 2. Pisoni RL, Wikstrom B, Elder SJ, et al. Pruritus in haemodialysis patients: international results from the Dialysis Outcomes and Practice Patterns Study (DOPPS). Nephrol Dial Transplant. 2006;21:3495-3505. 3. Ramakrishnan et al. Clinical characteristics and outcomes of end-stage renal disease patients with self-reported pruritus symptoms. International Journal of Nephrology and Renovascular Disease. 2014:7 1–12 4. https://s3.amazonaws.com/public-inspection.federalregister.gov/2018-14986.pdf

IV CR845 in CKD-HD: Compelling Ph2 Data Randomized, double-blind, placebo-controlled study in hemodialysis patients with moderate-to severe pruritus Doses: 0.5, 1.0 and 1.5 mcg/kg 8-week treatment period: Dosing after each dialysis session (3 times per week) Multi-center: 174 patients randomized (Placebo: 45 vs. CR845: 129) Primary endpoint: Change from Baseline in Worst Itching Intensity (NRS score) Secondary / exploratory endpoints: Change in QoL (Skindex-10) 5-D Itch Scale (multidimensional) Sleep disturbance subscale (MOS) Patient Global Impression of Change Patient Global impression of Worst itch Severity

Significant Reductions in Mean Worst Itching Score (NRS) Over Time Reduction of Worst Itch Intensity began on Week 1 and continued to improve through Week 8. Patients on placebo showed initial improvement that plateaued Severe Moderate Mild Severity Bands based on Reich et al, Acta Derm Venereol 2012 Mean ± SEM * p < 0.05; ** p < 0.01 *** p < 0.001 vs Placebo * * * * *** ** Baseline 1 2 3 4 5 6 7 8 3 4 5 6 7 8 Treatment Week N R S A v e r a g e W o r s t D a i l y I t c h i n g CR845 (n=129) Placebo (n=45)

Significant & Clinically Meaningful Reduction in Itch Intensity Following 8-Week Treatment with CR845 LS Mean ± SEM MMRM Analysis Full analysis population ***p<0.001 vs Placebo *** NRS Improvement Placebo CR845 0.5 mcg/kg ≥3-points 29% 64% (**) ≥4-points 24% 51% (*) Full Analysis Population: all randomized patients who received at least 1 dose of double-blind study drug. *p<0.05, **p<0.01 vs Placebo, Cochran-Mantel-Haenszel test Reduction In Itch intensity Responder Analysis: ≥3-points -5 -4 -3 -2 -1 0 N R S I t c h C h a n g e f r o m B a s e l i n e CR845 Placebo -68% Mean Change Worst Itch Intensity

Change in NRS Worst Itch Intensity Not Different Based on Prior Use of Anti-Itch Medications 42% of all patients reported prior use of anti-itch medication and were stratified prior to randomization Anti-itch medications included primarily antihistamines and corticosteroids * * With anti-itch medications Without anti-itch medications LS Mean ± SEM * p < 0.05 vs Placebo -4 -3 -2 -1 0 N R S I t c h C h a n g e f r o m B a s e l i n e P l a c e b o C R 8 4 5 P l a c e b o C R 8 4 5

Significant Improvement in Quality-of-Life Measures Across All Dose Groups * * ** LS Mean ± SEM * p <0.05, ** P<0.001 vs Placebo The 5-D Itch scale covers 5 domains: duration of itch/day, degree, direction (improvement/worse), disability (sleep, social, housework/errands, work/school), distribution (parts of the body) Skindex-10 5-D Itch Pearson’s Correlations of the Worst Itching Intensity NRS and Skindex-10 with 5-D Itch: r=0.71 and r=0.74, respectively; p<0.0001 -25 -20 -15 -10 -5 0 S k i n d e x - 1 0 S c o r e C h a n g e f r o m B a s e l i n e Placebo CR845 mcg/kg 0.5 1.0 1.5 ** * ** -8 -6 -4 -2 0 5 D S c o r e C h a n g e f r o m B a s e l i n e Placebo CR845 mcg/kg 0.5 1.0 1.5

Safety Summary: Treatment-Emergent Adverse Events (≥ 10% Any Treatment Group) No Safety Findings Raised By IDMC

All Doses of Post-Dialysis (3x/Week) CR845: Maintenance of Receptor-Saturating Plasma Concentrations



0.5 mcg/kg
1.0 mcg/kg
Mean CR845 (pg/mL)
10000
8000
6000
4000
2000
300
5 min
15 min
30 min
1 h
2 h
4 h
6 h
8 h
12 h
24 h
Day 3 predialysis
Day 5 predialysis
Day 5 postdialysis
5 min
15 min
30 min
1 h
2 h
4 h
6 h
8 h
12 h
24 h
Day 8 predialysis
Day 8 postdialysis
Day 1
Day 5
Human Kappa Receptor
K_d = 140 nM = 96 pg/mL
320 pg/mL >75% occupancy

16

Examples of Individual NRS Profiles

CR845: 0.5 ug/kg



10
8
6
4
2
0
NRS Itch
60 Always Bothered
40
20
0 Never Bothered
Skindex-10 Score
Baseline Mean NRS
-7
Day 1
7
21
35
49
Treatment Day

	Day 1	Day 57
PGIS	Severe	None
PGIC	---	Very Much Improved

Patient Global Impression Severity; Patient Global Impression Change

CR845: 1.0 ug/kg



10
8
6
4
2
0
NRS Itch
60 Always Bothered
40
20
0 Never Bothered
Skindex-10 Score
Baseline Mean NRS
-7
Day 1
7
21
35
49
Treatment Day
NRS
Skindex-10

	Day 1	Day 57
PGIS	Severe	Mild
PGIC	---	Much Improved

Patient Global Impression Severity; Patient Global Impression Change

Placebo



10
8
6
4
2
0
NRS Itch
60 Always Bothered
40
20
0 Never Bothered
Skindex-10 Score
Baseline Mean NRS
-7
Day 1
7
21
35
49
Treatment Day

	Day 1	Day 57
PGIS	Moderate	Moderate
PGIC	---	No Change

Patient Global Impression Severity; Patient Global Impression Change

Placebo



10
8
6
4
2
0
NRS Itch
60 Always Bothered
40
20
0 Never Bothered
Skindex-10 Score
Baseline Mean NRS
-7
Day 1
7
21
35
49
Treatment Day

	Day 1	Day 57
PGIS	Moderate	Severe
PGIC	---	No Change

Patient Global Impression Severity; Patient Global Impression Change

17

KORSUVA (CR845/ difelikefalin) in CKD-HD: Onogoing Ph3 KALM™-1 Trial Randomized, Double-Blind, Placebo-Controlled Study in Hemodialysis Patients with Moderate-to Severe Pruritus Dose: 0.5 mcg/kg 12-week treatment period (with a 52-week open label extension phase): Dosing after each dialysis session (3 times per week) ~60 US Sites: 350 patients (175/group); may be increased up to 500 patients (250/ group) Primary endpoint: Change (>3 point improvement) from Baseline in Worst Itching Intensity (NRS score) - responder analysis Secondary: Change in itch related QoL by 5-D Itch Scale (multidimensional) Change in QoL (Skindex-10) Safety and tolerability Change (>4 point improvement) from Baseline in Worst Itching Intensity (NRS score)- responder analysis

IV KORSUVA in CKD-HD: Ongoing Ph3 Open Label Safety Study Update Open label, long term extension safety study in hemodialysis patients with moderate-to severe pruritus Dose: 0.5 mcg/kg Dosing after each dialysis session (3 times per week) Treatment period: up to 52 weeks and up to 240 subjects Study update: >100 patients enrolled >50 patients at 6 months of treatment No unexpected adverse events reported thus far

Vifor Fresenius Medical Care Renal Pharma (VFMCRP) Vifor Pharma: Leader in iron deficiency, nephrology & cardio-renal therapies FMC: Global leading provider of services for dialysis patients VFMCRP: JV - Vifor Pharma Group & Fresenius Medical Care (FMC)

VFMCRP Partnership Highlights License: IV CR845/difelikefalin for the prevention, inhibition or treatment of itch associated with pruritus in hemodialysis/peritoneal dialysis patients Upfront: $70 million ($50 million cash + $20 million in Cara equity at premium) Regulatory and commercial milestones: up to $470 million Royalty: Tiered double digit royalty based on net sales of IV CR845/ difelikefalin in licensed territory Licensed Territory: Worldwide, excluding US, Japan & South Korea VFMCRP & Cara promotion and profit share arrangement in US Fresenius Medical Care clinics Cara to solely promote in all non-Fresenius US dialysis clinics and retain all profits

Pruritus: Large Opportunity Limited Existing Therapies

(CKD-aP)

- Chronic kidney disease-associated pruritus (CDK-aP), is chronic itching that occurs in patients with renal disease
- **Affects ~40 to 50% of patients with renal failure, associated with comorbidity**

Pruritus



Chronic Liver Disease-aP

- Sensation of itch due to any liver disease, **20% to 30% of patients with cholestatic liver disease experience pruritus**

Atopic dermatitis (AD)

- **Pruritus is a defining symptom of AD**
- 20mm AD patients in the US - **~50% of the patients seek treatment for pruritus***
- Current treatments consist of high-dose antihistamines and antidepressants

Psoriasis

- Common skin condition marked by red, itchy, scaly patches
- 8mm patients in the US - **~50% of the patients seek treatment for pruritus***

*IMS Pruritus Market Landscape Analysis, September 2014

22

CARA THERAPEUTICS

Oral KORSUVA for CKD-associated Pruritus Proposed Indication: CKD-aP in Stage III-V CKD patients Next milestone: Ph2 Data - 2019 Oral CR845 Pruritus CKD (III-V) Program Indication Preclinical Phase 1 Phase 2 Phase 3 Approved Stage of Development

Oral KORSUVA Exposure Levels Were Similar to I.V. in CKD Patients Ph 1 study conducted with KORSUVA tablets in CKD patients with moderate and severe renal impairment (Stage III-V) Doses: 0.25 mg, 0.5 mg & 1 mg tablets; once daily dosing The exposure levels were approximately equivalent to those achieved with 0.5 mcg/kg dose of IV KORSUVA (clinically active dose in HD patients with moderate to severe CKD-aP)

Oral KORSUVA for CKD-aP: Planned Ph 2 Trial Randomized, double-blind, placebo-controlled study in moderate to severe CKD patients (stage III–V) with moderate-to-severe pruritus Doses: 0.25 mg, 0.5 mg & 1 mg tablets 12-week treatment period Daily dosing 240 patients (60/ tx group); may be increased to 120/ tx group Unblinded interim analysis at ~50% enrollment and completed 12-week treatment. Primary endpoint: Change from baseline to week 12 in weekly average of daily 24-hour Worst Itching Intensity NRS score Secondary endpoints: Change in itch related QoL by Skindex-10 Change in itch related QoL by 5-D Itch Scale Proportion of patients with >3 point improvement from baseline in Worst Itching Intensity NRS score - responder analysis Safety

Oral KORSUVA for CLD-associated Pruritus Proposed Indication: Chronic Liver Disease-associated Pruritus Next milestone: planned initiation of Ph 2 trial in 2H18 Oral CR845 Pruritus CLD Program Indication Preclinical Phase 1 Phase 2 Phase 3 Approved Stage of Development

Post-Op Pain: Significant Unmet Need Need for multimodal analgesia (ASA and ERAS) Different MOAs to maximize analgesia Anti-inflammatory benefits vs. mu opioids Need to reduce mu opioid usage and side effects Respiratory Depression Nausea / Vomiting Abuse Liability Goal to improve patient outcomes, decrease length of hospital stay and reduce overall health care costs

CR845 CLIN3001: Study Design


CR845 : 1.0 or 0.5 mcg/kg or placebo
PRE (2x dose)
Abdominal surgery
POST
q 6hrs, last dose 18 hrs
Primary endpoint: Pain Intensity 0-24hrs
0 h
24 hrs

- Multi-center: 22 US hospital sites, 444 patients
- Randomized, double-blind, placebo controlled, adaptive design
- Dose: 0.5 mcg/kg, 1.0 mcg/kg or placebo
- Primary endpoint:
  - Area Under the Curve (AUC) assessment of the pain intensity measured by NRS scale from 0 to 24 hours post surgery - significant reduction in pain with 1.0 mcg/kg dose
- Secondary endpoints:
  - Incidence of vomiting over 24 hours - significant reduction with 1.0 mcg/kg dose
  - Post operative nausea & vomiting (PONV) Impact scores - significant reductions with both doses
  - Rescue medication used (IV morphine) within 24 hours - not significant
  - Patient global assessment of medication at 24 hours - not significant
  - Safety

28

CARA THERAPEUTICS

Placebo-subtracted 0-24 hour Mean AUC p=0.0315 CR845 (1.0 mcg/kg Dose) Demonstrated Significant Improvement in Pain Relief 0-24 Hour Pain AUC: Primary Endpoint Post-Op Interval 0.5 mcg/kg (N=147) 1.0 mcg/kg (N=147) 0-6 hours p=0.041 p=0.001 0-12 hours p=0.035 p=0.004 0-18 hours p=0.072 p=0.013 ANCOVA with terms for treatment, surgery type and site nested within surgery type

PONV Was Significantly Improved with Both Doses of CR845 PONV Impact Score at 24 Hours: Secondary Endpoint PONV Scores: 0- not at all, and 6-Worst score; Wilcoxon rank sum test stratified by surgery type p=0.0061 p<0.0001 % of subjects who did not use any ondansetron was 70% in the CR845 0.5 mcg/kg (N= 147) and 81% in the CR8451 (N=147) mcg/kg group versus 56% in the placebo (N=146) group

Incidence of Vomiting Over 24 Hours: Secondary Endpoint Incidence of Vomiting Reduced with IV CR845 p=0.0294 -18.7% -73.3% Mantel-Haenszel test stratified by surgery type based on Vollset et al (1991)

CR845 CLIN3001: Summary Met primary endpoint of AUC 0-24 hours for pain relief at 1.0mcg/kg Significant reductions in AUC (0-6) & AUC (0-12) for both 0.5 mcg/kg & 1.0 mcg/kg Met Secondary Endpoints: Significant reduction in PONV impact scores (0.5 mcg/kg & 1.0 mcg/kg) Significant reduction in incidence of vomiting (1mcg/kg) Incidence of adverse events was generally low and similar between placebo and IV CR845 groups Next Steps – FDA meeting & consultation on development path and trial design

Upcoming Cara Events Projected Clinical Milestones – 2018/19 Pruritus / KORSUVA™ Injection Mid-18 / 3Q18 Phase 3 (Global) CKD-aP Dialysis Trial Initiation 2019 Data from US & Global Ph 3 trials in CKD-aP (Dialysis) Pruritus / Oral KORSUVA™ 2Q18 Phase 2 CKD-aP Non-Dialysis Trial – Recently Initiated 3Q18 Phase 1 Chronic Liver Disease (CLD) Trial Completion 2H18 Phase 2 CLD-aP Trial Initiation 2019 Data from Phase 2 CKD-aP Non-Dialysis Trial

Financial Highlights As of March 31, 2018 Cash and marketable securities$74.5M Net loss – Q1 2018($16.8M) Shares outstanding32.7M Stock options~3.9M In May 2018 Additional Cash of $70M (VFMCRP agreement) Additional shares (Vifor): 1,174,827